                                                                    EXHIBIT 77O

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: American Honda Finance (HNDA 1.60% February 16, 2018 - 144a)

    (b) CUSIP: 02666AM2 (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 1,118,000

7.  Principal amount purchased by the Fund: $1,117,363

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $28,903,516

9.  Aggregate principal amount of offering: $749,572,500

10. Purchase price (net of fees and expenses): $99.943

11. Date offering is due to commence: 2-12-13

12. Trade Date: 2-12-13

13. Price at close of the first day on which any sales were made: $99.943

14. Commission, spread or profit to be received by principal underwriters: 0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         March 7, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: The Coca-Cola Company (KO 1.15% April 1, 2018)

    (b) CUSIP: 191216BA (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 1,011,000

7.  Principal amount purchased by the Fund: $1,008,816

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,906,051

9.  Aggregate principal amount of offering: $1,247,300,000

10. Purchase price (net of fees and expenses): $99.784

11. Date offering is due to commence: 2-28-13

12. Trade Date: 2-28-13

13. Price at close of the first day on which any sales were made: $99.784

14. Commission, spread or profit to be received by principal underwriters: 0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         March 7, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.  (a) Issuer: British Land Co PLC

    (b) CUSIP: BLND LN ISIN: GB0001367019  (c) Class of Securities: Common -
    REITS

3.  Underwriter/Seller from whom securities were purchased: UBS AG London

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): Goldman Sachs, Morgan Stanley, UBS AG

6.  Par Value purchased by the Fund: 65,660 shares

7.  Principal amount purchased by the Fund: $537,561

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: GBP 7,150,000 $10,643,128

9.  Aggregate principal amount of offering: GBP 493,210,300 $734,167,864

10. Purchase price (net of fees and expenses): GBP 5.50

11. Date offering is due to commence: March 12, 2013

12. Trade Date: March 12, 2013

13. Price at close of the first day on which any sales were made: GBP 5.55

14. Commission, spread or profit to be received by principal underwriters: 1.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [X]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Michiel te Paske                          Michiel te Paske/ Managing Director
---------------------------------------       ------------------------------------
Authorized Sub-adviser Representative         Name and Title

Morgan Stanley Investment Management          April 4, 2013
---------------------------------------       ------------------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Burlington Northern Santa Fe, LLC (BNSF 3.00% March 15, 2023)

    (b) CUSIP: 12189LAM (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 155,000

7.  Principal amount purchased by the Fund: $155,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,167,000

9.  Aggregate principal amount of offering: $700,000,000

10. Purchase price (net of fees and expenses): $100.00

11. Date offering is due to commence: 3-5-13

12. Trade Date: 3-5-13

13. Price at close of the first day on which any sales were made: $100.00

14. Commission, spread or profit to be received by principal underwriters: 0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         April 5, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Viacom Inc. (VIA 3.25% March 15, 2023)

    (b) CUSIP: 92553PAR (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 167,000

7.  Principal amount purchased by the Fund: $165,577

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,716,252

9.  Aggregate principal amount of offering: $297,444,000

10. Purchase price (net of fees and expenses): $99.148

11. Date offering is due to commence: 3-11-13

12. Trade Date: 3-11-13

13. Price at close of the first day on which any sales were made: $99.148

14. Commission, spread or profit to be received by principal underwriters: 0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         April 5, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: GlaxoSmithKline Capital Inc. (GSK 0.70% March 18, 2016)

    (b) CUSIP: 377372AH  (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 592,000

7.  Principal amount purchased by the Fund: $591,230

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $56,256,771

9.  Aggregate principal amount of offering: $1,248,375,000

10. Purchase price (net of fees and expenses): $99.870

11. Date offering is due to commence: 3-13-13

12. Trade Date: 3-13-13

13. Price at close of the first day on which any sales were made: $99.870

14. Commission, spread or profit to be received by principal underwriters: 0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         April 5, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Chevron Corporation (CVX 2.427% June 24, 2020)

    (b) CUSIP: 166764AG  (c) Class of Securities: Debt

3.  Underwriter/Seller from whom securities were purchased: Barclays Capital
    Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 431,000

7.  Principal amount purchased by the Fund: $431,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,132,000

9.  Aggregate principal amount of offering: $1,000,000,000

10. Purchase price (net of fees and expenses): $100.00

11. Date offering is due to commence: 6-17-13

12. Trade Date: 6-17-13

13. Price at close of the first day on which any sales were made: $100.00

14. Commission, spread or profit to be received by principal underwriters: 0.18%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         July 8, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Chevron Corporation (CVX 3.191% June 24, 2023)

    (b) CUSIP: 166764AH   (c) Class of Securities: Debt

3.  Underwriter/Seller from whom securities were purchased: Barclays Capital
    Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 269,000

7.  Principal amount purchased by the Fund: $269,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $16,143,000

9.  Aggregate principal amount of offering: $2,250,000,000

10. Purchase price (net of fees and expenses): $100.00

11. Date offering is due to commence: 6-17-13

12. Trade Date: 6-17-13

13. Price at close of the first day on which any sales were made: $100.00

14. Commission, spread or profit to be received by principal underwriters: 0.20%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         July 8, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: VP Partners Small Cap Growth Fund

2.  (a) Issuer: Diamondback Energy Inc.

    (b) CUSIP: 25278X109   (c) Class of Securities: Common Stock

3.  Underwriter/Seller from whom securities were purchased: Credit Suisse

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities LLC (WFS)

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Credit Suisse Securities, Raymond James, Tudor Pickering Holt & Co, Wells Fargo, Capital One Southcoast Inc, CK Cooper & Co, Iberia Capital Partners, Scotiabank, Simmons & Co, Sterne Agee & leach, Suntrust Robinson Humphrey, Wunderlich Securities

6.  Par Value purchased by the Fund: N/A

7.  Principal amount purchased by the Fund: $169,650.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,591,200.00

9.  Aggregate principal amount of offering: $131,625,000

10. Purchase price (net of fees and expenses): $29.25

11. Date offering is due to commence: 5/16/2013

12. Trade Date: 5/16/2013

13. Price at close of the first day on which any sales were made: $29.25

14. Commission, spread or profit to be received by principal underwriters:
    $1.243125/share or 4.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Christine Kennedy-Kortes                  Christine Kennedy-Kortes, Compliance Consultant
---------------------------------------       ------------------------------------------------
Authorized Sub-adviser Representative         Name and Title

Wells Capital Management, Inc.                August 8, 2013
---------------------------------------       ------------------------------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: VP Partners Small Cap Growth Fund

2.  (a) Issuer: Diamondback Energy

    (b) CUSIP: 25278X109   (c) Class of Securities: Common Stock

3.  Underwriter/Seller from whom securities were purchased: Credit Suisse

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities LLC (WFS)

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Credit Suisse Securities, Raymond James, Tuder Pickering Holt & Co, WFS, Capital One Southcoast, Scotiabank, Simmons & Co, Sterne Agee & Leach, SunTrust Robinson Humphrey, CK Cooper & Co, IBERIA Capital Partners, Wunderlich Securities

6.  Par Value purchased by the Fund: N/A

7.  Principal amount purchased by the Fund: $97,300

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $819,405

9.  Aggregate principal amount of offering: $208,500,000

10. Purchase price (net of fees and expenses): $34.75

11. Date offering is due to commence: 6/19/2013

12. Trade Date: 6/19/2013

13. Price at close of the first day on which any sales were made: $34.75

14. Commission, spread or profit to be received by principal underwriters:
    $1.39/share or 4.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Joe Eberhardy                             Joe Eberhardy, Portfolio Manager
---------------------------------------       ---------------------------------
Authorized Sub-adviser Representative         Name and Title

Wells Capital Management, Inc.                July 8, 2013
---------------------------------------       ---------------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: VP Partners Small Cap Growth Fund

2.  (a) Issuer: Five Below Inc (FIVE)

    (b) CUSIP: 33829M101   (c) Class of Securities: Common Stock

3.  Underwriter/Seller from whom securities were purchased: Jeffries & Company
    Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Goldman Sachs & Co, Barclays, Credit Suisse, Deutsche Bank Securities, Jeffries & Co, UBS Investment Bank, Wells Fargo & Co

6.  Par Value purchased by the Fund: N/A

7.  Principal amount purchased by the Fund: $549,580.40

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $5,347,500.00

9.  Aggregate principal amount of offering: $403,379,750

10. Purchase price (net of fees and expenses): $35.65

11. Date offering is due to commence: 1/29/2013

12. Trade Date: 1/29/2013

13. Price at close of the first day on which any sales were made: $35.65

14. Commission, spread or profit to be received by principal underwriters:
    $1.604250/per share or 4.5%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Joe Eberhardy                             Joe Eberhardy, Portfolio Manager
---------------------------------------       ---------------------------------
Authorized Sub-adviser Representative         Name and Title

Wells Capital Management, Inc.                February 6, 2013
---------------------------------------       ---------------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.  (a) Issuer: Industrial & Infrastructure

    (b) CUSIP: 3249 JP ISIN: JP3046500009   (c) Class of Securities: Common -
    REITS

3.  Underwriter/Seller from whom securities were purchased: Barclays Bank PLC

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley & Co International, Mitsubishi UFJ Morgan Stanley Securities Co.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): Barclays Bank PLC, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura International PLC, SMBC Nikko Securities

6.  Par Value purchased by the Fund: 23 shares

7.  Principal amount purchased by the Fund: $175,668.89

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,986,920.05

9.  Aggregate principal amount of offering: JPY 10,416,978,000

10. Purchase price (net of fees and expenses): JPY 692,250 (JPY 668,110)

11. Date offering is due to commence: January 29, 2013

12. Trade Date: January 29, 2013

13. Price at close of the first day on which any sales were made: JPY 756,000

14. Commission, spread or profit to be received by principal underwriters: JPY 24,140

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [X]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Angeline Ho                               Angeline Ho / Managing Director
---------------------------------------       --------------------------------
Authorized Sub-adviser Representative         Name and Title

Morgan Stanley Investment Management          February 6, 2013
---------------------------------------       --------------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Metropolitan Life Global Funding I (MET 1.50% January 10, 2018
    144a)

    (b) CUSIP: 59217GAY   (c) Class of Securities: Debt

3.  Underwriter/Seller from whom securities were purchased: Barclays Capital
    Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 1,314,000

7.  Principal amount purchased by the Fund: $1,307,141

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $23,134,000

9.  Aggregate principal amount of offering: $1,243,475,000

10. Purchase price (net of fees and expenses): $99.478

11. Date offering is due to commence: 1/3/13

12. Trade Date: 1/3/13

13. Price at close of the first day on which any sales were made: $99.478

14. Commission, spread or profit to be received by principal underwriters: 0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         February 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Canadian Imperial Bank (CM 1.55% January 23, 2018)

    (b) CUSIP: 136069FA  (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 655,000

7.  Principal amount purchased by the Fund: $654,469

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $25,187,000

9.  Aggregate principal amount of offering: $749,392,500

10. Purchase price (net of fees and expenses): $99.919

11. Date offering is due to commence: 1/17/13

12. Trade Date: 1/17/13

13. Price at close of the first day on which any sales were made: $99.919

14. Commission, spread or profit to be received by principal underwriters: 0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         February 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.  (a) Issuer: Nippon Prologis REIT Inc.

    (b) CUSIP: 3283 JP ISIN: JP3047550003  (c) Class of Securities: Common -
    REITS

3.  Underwriter/Seller from whom securities were purchased: Goldman Sachs

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley & Co International, Mitsubishi UFJ Morgan Stanley Securities Co.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): Goldman Sachs International, JP Morgan, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura International PLC, SMBC Nikko Inc., SMBC Nikko Capital Markets Ltd, Daiwa Securities Co Ltd

6.  Par Value purchased by the Fund: 129 shares

7.  Principal amount purchased by the Fund: $766,116

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: JPY 1,665,400,000 $17,982,939

9.  Aggregate principal amount of offering: JPY 100,292,500,000 USD
    1,082,955,404

10. Purchase price (net of fees and expenses): JPY 550,000 (JPY 531,300)

11. Date offering is due to commence: February 4, 2013

12. Trade Date: February 4, 2013

13. Price at close of the first day on which any sales were made: JPY 550,000

14. Commission, spread or profit to be received by principal underwriters: JPY 18,700

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [X]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Angeline Ho                               Angeline Ho / Managing Director
---------------------------------------       --------------------------------
Authorized Sub-adviser Representative         Name and Title

Morgan Stanley Investment Management          March 5, 2013
---------------------------------------       --------------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: NiSource Finance Corp. (NI 4.80% February 15, 2044)

    (b) CUSIP: 65473QBC (c) Class of Securities: Debt

3.  Underwriter/Seller from whom securities were purchased: Barclays Capital

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 572,000

7.  Principal amount purchased by the Fund: $569,569

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $12,326,389

9.  Aggregate principal amount of offering: $746,812,500

10. Purchase price (net of fees and expenses): $99.575

11. Date offering is due to commence: 4-9-13

12. Trade Date: 4-9-13

13. Price at close of the first day on which any sales were made: $99.575

14. Commission, spread or profit to be received by principal underwriters: 0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                              Cynthia Chau, Vice President
-----------------------------------------     -----------------------------
Authorized Sub-adviser Representative         Name and Title

J.P. Morgan Investment Management, Inc.       May 10, 2013
-----------------------------------------     -----------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: EADS Finance B.V. (EADFP 2.70% April 17, 2023 - 144a)

    (b) CUSIP: 26824KAA (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 589,000

7.  Principal amount purchased by the Fund: $587,516

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $13,109,880

9.  Aggregate principal amount of offering: $997,480,000

10. Purchase price (net of fees and expenses): $99.748

11. Date offering is due to commence: 4-9-13

12. Trade Date: 4-9-13

13. Price at close of the first day on which any sales were made: $99.748

14. Commission, spread or profit to be received by principal underwriters: 0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                              Cynthia Chau, Vice President
-----------------------------------------     -----------------------------
Authorized Sub-adviser Representative         Name and Title

J.P. Morgan Investment Management, Inc.       May 10, 2013
-----------------------------------------     -----------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Telefonica Emisiones S.A.U. (TELEFO 3.19% April 27, 2018)

    (b) CUSIP: 87938WAQ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 241,000

7.  Principal amount purchased by the Fund: $241,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,560,000

9.  Aggregate principal amount of offering: $1,250,000,000

10. Purchase price (net of fees and expenses): $100.00

11. Date offering is due to commence: 4-17-13

12. Trade Date: 4-17-13

13. Price at close of the first day on which any sales were made: $100.00

14. Commission, spread or profit to be received by principal underwriters: 0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                              Cynthia Chau, Vice President
-----------------------------------------     -----------------------------
Authorized Sub-adviser Representative         Name and Title

J.P. Morgan Investment Management, Inc.       May 10, 2013
-----------------------------------------     -----------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Apple Inc. (AAPL 1.00%, May 3, 2018)

    (b) CUSIP: 037833AJ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 2,084,000

7.  Principal amount purchased by the Fund: $2,076,310

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $38,193,000

9.  Aggregate principal amount of offering: $3,985,240,000

10. Purchase price (net of fees and expenses): $99.631

11. Date offering is due to commence: 4-30-13

12. Trade Date: 4-30-13

13. Price at close of the first day on which any sales were made: $99.631

14. Commission, spread or profit to be received by principal underwriters: 0.20%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                              Cynthia Chau, Vice President
-----------------------------------------     -----------------------------
Authorized Sub-adviser Representative         Name and Title

J.P. Morgan Investment Management, Inc.       May 10, 2013
-----------------------------------------     -----------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Apple Inc. (AAPL 2.40%, May 3, 2023)

    (b) CUSIP: 037833AJ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 1,645,000

7.  Principal amount purchased by the Fund: $1,642,812

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $48,670,182

9.  Aggregate principal amount of offering: $5,476,185,000

10. Purchase price (net of fees and expenses): $99.867

11. Date offering is due to commence: 4-30-13

12. Trade Date: 4-30-13

13. Price at close of the first day on which any sales were made: $99.867

14. Commission, spread or profit to be received by principal underwriters: 0.30%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                              Cynthia Chau, Vice President
-----------------------------------------     -----------------------------
Authorized Sub-adviser Representative         Name and Title

J.P. Morgan Investment Management, Inc.       May 10, 2013
-----------------------------------------     -----------------------------
Sub-advisor Firm Name                         Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Statoil ASA (STLNO 2.65% January 15, 2024)

    (b) CUSIP: 85771PAK (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 1,750,000

7.  Principal amount purchased by the Fund: $1,746,535

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $17,922,443

9.  Aggregate principal amount of offering: $900,000,000

10. Purchase price (net of fees and expenses): $99.802

11. Date offering is due to commence: 5-8-13

12. Trade Date: 5-8-13

13. Price at close of the first day on which any sales were made: $99.802

14. Commission, spread or profit to be received by principal underwriters: 0.30%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         June 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Merck & Co., Inc. (MRK 2.80% May 18, 2023)

    (b) CUSIP: 58933YAF (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 968,000

7.  Principal amount purchased by the Fund: $967,158

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,046,000

9.  Aggregate principal amount of offering: $1,750,000,000

10. Purchase price (net of fees and expenses): $99.913

11. Date offering is due to commence: 5-15-13

12. Trade Date: 5-15-13

13. Price at close of the first day on which any sales were made: $99.913

14. Commission, spread or profit to be received by principal underwriters: 0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         June 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: State Grid Overseas INV (CHGRID 1.75% May 22, 2018 144A)

    (b) CUSIP: 856899AA (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 377,000

7.  Principal amount purchased by the Fund: $376,408

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $13,301,000

9.  Aggregate principal amount of offering: $500,000,000,

10. Purchase price (net of fees and expenses): $99.843

11. Date offering is due to commence: 5-15-13

12. Trade Date: 5-15-13

13. Price at close of the first day on which any sales were made: $99.843

14. Commission, spread or profit to be received by principal underwriters: 0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         June 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Kimberly-Clark Corporation (KMB 2.40% June 1, 2023)

    (b) CUSIP: 494368BJ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 600,000

7.  Principal amount purchased by the Fund: $586,560

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $8,597,992

9.  Aggregate principal amount of offering: $350,000,000

10. Purchase price (net of fees and expenses): $97.760

11. Date offering is due to commence: 5-20-13

12. Trade Date: 5-20-13

13. Price at close of the first day on which any sales were made: $97.760

14. Commission, spread or profit to be received by principal underwriters: 0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         June 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


1.  Fund Name: J.P. Morgan Core Bond Fund

2.  (a) Issuer: Westpac Banking Corporation (WSTP 1.375% May 30, 2018 144A)

    (b) CUSIP: 96122WAE (c) Class of Securities: Debt

3.  Underwriter/Seller from whom securities were purchased: RBC Capital Market

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 600,000

7.  Principal amount purchased by the Fund: $599,160

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,995,800

9.  Aggregate principal amount of offering: $1,250,000,000

10. Purchase price (net of fees and expenses): $99.860

11. Date offering is due to commence: 5-22-13

12. Trade Date: 5-22-13

13. Price at close of the first day on which any sales were made: $99.860

14. Commission, spread or profit to be received by principal underwriters: 0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         June 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: VP Partners Small Cap Growth Fund

2.  (a) Issuer: Taylor Morrison Home Corp

    (b) CUSIP: 87724P106 (c) Class of Securities: Common Stock

3.  Underwriter/Seller from whom securities were purchased: Citigroup

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities LLC (WFS)

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Credit Suisse Securities, Citigroup Capital Markets, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Zelman Partners LLC, FBR Capital Markets, HCBC Securities, JMP Securities, WFS

6.  Par Value purchased by the Fund: N/A

7.  Principal amount purchased by the Fund: $16,478.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $55,000.00

9.  Aggregate principal amount of offering: $628,584,000.00

10. Purchase price (net of fees and expenses): $22.00

11. Date offering is due to commence: 4/9/2013

12. Trade Date: 4/9/2013

13. Price at close of the first day on which any sales were made: $22.00

14. Commission, spread or profit to be received by principal underwriters:
    $1.32/share or 6.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Christine Kennedy-Kortes                Christine Kennedy-Kortes - Compliance Consultant
---------------------------------------     -------------------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management, Inc               May 7, 2013
---------------------------------------     -------------------------------------------------
Sub-advisor Firm Name                       Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.  Fund Name: Riversource

2.  (a) Issuer: UBS AG London

    (b) CUSIP: 90349CAB0      (c) Class of Securities: UBS .75 03/24/16

3.  Underwriter/Seller from whom securities were purchased: UBS.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Banco Santander, Barclays Capital, Lloyds Bank PLC/US, RBC Capital Markets, UBS Securities, and Wells Fargo Securities

6.  Par Value purchased by the Fund: 23,310,000

7.  Principal amount purchased by the Fund: 23,250,093.30

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 45,000,000

9.  Aggregate principal amount of offering: 1,250,000,000

10. Purchase price (net of fees and expenses): 99.743

11. Date offering is due to commence: 03/21/13

12. Trade Date: 03/21/13

13. Price at close of the first day on which any sales were made: 99.743

14. Commission, spread or profit to be received by principal underwriters: .25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
.. the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Mai Shiver                                Mai Shiver - CCO
---------------------------------------       -----------------
Authorized Sub-adviser Representative         Name and Title

Wells Capital Management                      April 16, 2013
---------------------------------------       -----------------

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

1.  Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: UBS-Barclays Commercial Mortgage Trust - 2013-C6 A4 (UBSBB 2013-C6 A4 3.2443% April 10, 2046)

    (b) CUSIP: 90349GBF  (c) Class of Securities: Debt

3.  Underwriter/Seller from whom securities were purchased: Barclays Capital
    Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.  Par Value purchased by the Fund: 857,000

7.  Principal amount purchased by the Fund: $882,707

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $13,350,000

9.  Aggregate principal amount of offering: $461,130,000

10. Purchase price (net of fees and expenses): $102.999688

11. Date offering is due to commence: 4-11-13

12. Trade Date: 4-11-13

13. Price at close of the first day on which any sales were made: $102.999688

14. Commission, spread or profit to be received by principal underwriters:
    *There was no gross underwriting spread. JPMorgan was a co-manager and paid a flat fee.

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.  Aggregation and Percentage Limit

    The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X] No [_]

16. The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X] No [_]

/s/ Cynthia Chau                                Cynthia Chau, Vice President
-----------------------------------------       -----------------------------
Authorized Sub-adviser Representative           Name and Title

J.P. Morgan Investment Management, Inc.         June 11, 2013
-----------------------------------------       -----------------------------
Sub-advisor Firm Name                           Date